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                                           SECURITIES AND EXCHANGE COMMISSION
                                                 Washington, D.C. 20549

                                                 ----------------------

                                                        FORM 8-K

                                                     CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                             Date of Report: March 26, 2004


                                               PAYMENT DATA SYSTEMS, INC.
                                 (Exact name of Registrant as specified in its charter)

                                                 ----------------------

======================================================================================================================

                Nevada                                  0-30152                              98-0190072
---------------------------------------- -------------------------------------- --------------------------------------
    (State or other jurisdiction of            (Commission File Number)           (IRS Employer Identification No.)
            incorporation)

======================================================================================================================
                                             12500 San Pedro, Suite 120
                                                San Antonio, TX 78216
                                 (Address of principal executive offices) (Zip Code)

======================================================================================================================

                          Registrant's telephone number, including area code (210) 249-4100


                                                     BILLSERV, INC.
                                          211 NORTH LOOP 1604 EAST, SUITE 200
                                                SAN ANTONIO, TEXAS 78232
                                        (Former name and address of Registrant)
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ITEM 5. OTHER EVENTS

On March 5, 2004, the Registrant issued a press release (the "Press Release") indicating that it filed with the U.S. Patent and Trademark Office (the "USPTO") for patent protection on technology that will enable bill payment using a debit card (the "Technology").

The purpose of this report on Form 8-K is to clarify that the "patent protection" the Registrant filed with the USPTO, as discussed in the Press Release, was a provisional patent application (the "Provisional Application"). The Provisional Application will not become a patent and will expire after a period of one year following its filing date. In order for the Technology to be protected by patent, the Registrant must file a utility patent application (the "Utility Application") with the USPTO and the USPTO must review the Utility Application and issue a patent for the Technology if the USPTO determines that the Technology is patentable. In the event the Registrant files the Utility Application with the USPTO before the expiration of the Provisional Application, the Utility Application may claim the benefit of the filing date of the Provisional Application.

The Registrant does not guaranty that it will file the Utility Application or that the USPTO will issue a patent for the Technology.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PAYMENT DATA SYSTEMS, INC.


Date: March 26, 2004                     By: /s/ Michael R. Long
                                             ------------------------------
                                             Michael R. Long
                                             Chief Executive Officer and
                                             Chief Financial Officer